Asset Allocation Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	AmeriCredit Automobile
                Receivables Trust 2003-CF A3

Shares            Price         Amount
5,000	  	  $99.99	$4,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A          0.002%	           5.92%

Broker
Deutsche Morgan Grenfell

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-CF A3

Underwriters     	                Principal Amount
Deutsche Bank				$144,200,000
J.P. Morgan Securities, Inc.		  20,600,000
Lehman Brothers, Inc.                     20,600,000
Wachovia Securities, Inc.		  20,600,000
                                        ------------
Total                                   $206,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	PacificCorp

Shares            Price         Amount
5,000	  	  $99.86	$4,993

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A          0.003%	           1.94%

Broker
Barclays Capital, Inc.

Underwriters of PacificCorp

Underwriters     	                Principal Amount
Barclays Capital			 $75,000,000
Banc One Capital Markets		  62,000,000
Citigroup	                           9,000,000
Credit Suisse First Boston Corp.	   9,000,000
J.P. Morgan Securities, Inc.               9,000,000
RBC Capital Markets                        9,000,000
Scotia Capital, Inc.                       9,000,000
US Bancorp Piper Jaffray                   9,000,000
Wachovia Securities, Inc.		   9,000,000
                                        ------------
Total                                   $200,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Shares            Price         Amount
5,000	  	  $99.994	$5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A          0.001%	           3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, LLC            106,200,000
Banc One Capital Markets, Inc.            35,400,000
Credit Suisse First Boston Corp.	  35,400,000
J.P. Morgan Securities, Inc.              35,400,000
Lehman Brothers, Inc.                     35,400,000
                                        ------------
Total                                   $354,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/24/03	Safeway, Inc.

Shares            Price         Amount
5,000	  	  $99.96	$4,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A          0.002%	           2.34%

Broker
BA Securities, Inc.

Underwriters of Safeway, Inc.

Underwriters     	                Principal Amount
Banc of America Securities, LLC		 $90,000,000
Banc One Capital Markets, Inc.		  90,000,000
Barclays Capital, Inc.                    21,000,000
Deutsche Bank Securities, Inc.  	  21,000,000
J.P. Morgan Securities, Inc.              21,000,000
Wachovia Capital Markets, LLC             21,000,000
BNY Capital Markets, Inc.                 12,000,000
McDonald Investments, Inc.                12,000,000
US Bancorp Piper Jaffray, Inc.		  12,000,000
                                        ------------
Total                                   $300,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03  	DaimlerChrysler North America
                Holding Corporation

Shares            Price         Amount
10,000  	  $99.97        $9,997
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.43       N/A 	 0.001%	            0.58%

Broker
BA Securities, Inc.

Underwriters of DaimlerChrysler North America
                Holding Corporation

Underwriters*     	              Principal Amount*
                                        $2,000,000,000

*Principal amounts of Underwriters were
not available at time of filing


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust
		2003-B A4

Shares            Price         Amount
5,000	  	  $99.98	$4,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A          0.002%	           3.67%

Broker
Lehman Brothers, Inc.

Underwriters of Capital One Auto Finance Trust
		2003-B A4

Underwriters     	                Principal Amount
Lehman Brothers, Inc.    		 $94,000,000
Wachovia Capital Markets, LLC		  94,000,000
Citigroup Global Capital Markets, Inc.    11,750,000
Credit Suisse First Boston Corp.  	  11,750,000
Deutsche Bank Securities, Inc.            11,750,000
J.P. Morgan Securities, Inc.              11,750,000
                                        ------------
Total                                   $235,000,000